SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                               September 12, 2002



                              SFSB HOLDING COMPANY
--------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)




         Pennsylvania                     0-23765             23-2934332
-----------------------------          -------------      ----------------------
(State or other jurisdiction           (SEC File No.)        (IRS Employer
of incorporation)                                         Identification Number)




900 Saxonburg Boulevard, Pittsburgh, Pennsylvania                       15223
-------------------------------------------------                     ----------
(Address of principal executive offices)                              (Zip Code)




Registrant's telephone number, including area code:               (412) 487-4200
                                                                  --------------




                                 Not Applicable
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          (Former name or former address, if changed since last Report)

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------



Item 5.  Other Events
---------------------

         On September 12, 2002, the Registrant and Laurel Capital Group, Inc. jointly announced that they have signed a definitive merger agreement, whereby Laurel Capital Group, Inc. will acquire the Registrant. A copy of the press release regarding such announcement is incorporated herein by reference in its entirety as Exhibit 99.

Item 7.  Financial Statements, Pro Forma Financial Information
             and Exhibits
---------------------------------------------------------------

     Exhibit
     Number                Description
     ------                -----------

     2.1 Agreement and Plan of Reorganization, dated as of September 12, 2002, between the Registrant and Laurel Capital Group, Inc.

     99   Press Release dated September 12, 2002. *



* Incorporated by reference into the DEFA14A filed by the Registrant on September 12, 2002.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                 SFSB HOLDING COMPANY



Date:  September 13, 2002                   By:  /s/Barbara J. Mallen
     -----------------------------               -------------------------------
                                                 Barbara J. Mallen
                                                 President